                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                   April 9, 1999


                              THE IT GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

         Delaware                                1-9037                      33-0001212
(State or Other Jurisdiction                  (Commission                   (IRS Employer
     of Incorporation)                        File Number)                Identification No)

    2790 Mosside Boulevard
   Monroeville, Pennsylvania                                                  15146-2792
(Address of Principal Executive                                               (Zip Code)
           Offices)

Registrant's telephone number, including area code             (412) 372-7701


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

     (a) Completion of the Asset Purchase Agreement with ICF Kaiser International, Inc.

     On April 9, 1999, The IT Group, Inc., a Delaware corporation ("IT") acquired certain specified assets and certain specified liabilities of the Environmental and Facilities Management Group ("EFM") of ICF Kaiser International, Inc. ("ICF"), a Delaware corporation, for $82.0 million in cash, reduced by $8.0 million, representing working capital retained by ICF, pursuant to the previously announced asset purchase agreement (the "EFM Asset Purchase Agreement"), dated as of March 8, 1999.

     The acquisition of EFM was an acquisition of the operations of certain direct and indirect subsidiaries associated with ICF, including, but not limited to, the stock of certain ICF subsidiaries, which are principally engaged in the business of overseeing major program management and technical support contracts for United States government agencies, including the United States Department of Energy and Defense, and NASA, as well as private sector environmental clients.

     (b) Completion of the Acquisition of Roche Limited, Consulting Group.

     On April 9, 1999, IT satisfied its payment obligations in connection with its acquisition of Roche Limited, Consulting Group ("Roche"), a Canadian company based in Quebec City. Pursuant to the previously announced acquisition agreement (the "Roche Acquisition Agreement"), dated as of February 5, 1999, the total purchase price paid in the Roche acquisition consisted of an initial aggregate payment of $10 million in cash, plus two potential earnout payments.

     The transaction was accomplished in two steps. The first step was completed on March 31, 1999, when IT acquired all of the issued and outstanding capital stock of Roche and issued certain promissory notes (the "Notes"). The second step was completed on April 9, 1999, when IT satisfied its obligation under the Notes.

     Roche was one of the largest engineering and construction companies in Canada, principally engaged in water resources and environmental information management, including design and building capabilities in the pulp and paper, wastewater, mining and transportation markets.

     The financing for both the Roche Acquisition Agreement and the EFM Asset Purchase Agreement was provided by a private placement pursuant to Rule 144A of the Securities Act of 1933, as amended, of 11.25% Senior Subordinated Notes due 2009 in the aggregate amount of $225 million, completed on April 9, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     1.   The Audited Financial Statements of EFM.*
               Report of Independent Accountants
               Statement of Assets Acquired and Liabilities Assumed as of
               December 31, 1998*
               Statement of Operating Revenue and Expenses for the year ended
               December 31, 1998*
               Notes to Statements*

     2.   The Audited Financial Statements of Roche.*
               Auditors' Report
               Consolidated Balance Sheets as of December 31, 1998, 1997 and
               1996*
               Consolidated Statements of Operations for the three years ended
               December 31, 1998*
               Consolidated Statements of Stockholders' Equity for the three years ended December 31, 1998*
               Notes to Consolidated Financial Statements*

          *Filed as an Exhibit to IT's Registration Statement on Form S-4, filed April 23, 1999.

     (b)  Pro Forma Financial Information.

     1.   Unaudited Pro Forma Consolidated Financial Data.*
               Unaudited Pro Forma Consolidated Balance Sheets as of December
               25, 1998*
               Unaudited Pro Forma Consolidated Statements of Operations and other Data for the Twelve Months ended December 25, 1998*
               Unaudited Pro Forma Consolidated Statements of Operations and other Data*

          *Filed as an Exhibit to IT's Registration Statement on Form S-4, filed April 23, 1999.

     (c)  Exhibits.
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
Exhibit No.                                      Description
-----------                                      -----------
   99.1        Press Release, dated April 12, 1999, announcing the consummation of the EFM acquisition.

   99.2        EFM Asset Purchase Agreement, dated as of March 8, 1999, between IT and ICF.**

   99.3        Roche Acquisition Agreement, dated as of February 5, 1999, between IT and
               Roche.***

   99.4        Roche Amendment Agreement, dated March 31, 1999, between IT and
               Roche.

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
   99.5        Purchase Agreement, dated as of April 6, 1999, between IT, certain subsidiary guarantors of IT, Donaldson, Lufkin & Jenrette
               Securities Corporation and Salomon Smith Barney.*

   99.6        Registration Rights Agreement, dated as of April 9, 1999, between IT, certain subsidiary guarantors of IT, Donaldson, Lufkin & Jenrette Securities
               Corporation and Salomon Smith Barney.*

   99.7        Indenture Agreement, dated as of April 9, 1999, between IT, certain subsidiary guarantors of IT and The Bank of New York, as trustee.*
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
*     Filed as an Exhibit to IT's Registration Statement on Form S-4, filed April 23, 1999.
**    Filed as an Exhibit to IT's Current Report on Form 8-K, filed March 12, 1999.
***   Filed as an Exhibit to IT's Transition Report on Form 10-K for the period March 28, 1998 to December 25, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE IT GROUP, INC.

Date:  April 23, 1999                       By: /s/ James Redwine
                                                -----------------------------
                                                        James Redwine
                                                  Senior Corporate Counsel
                                                  and Assistant Secretary

                                                                  Exhibit (a)(1)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To ICF Kaiser International, Inc.

   We have audited the accompanying statement of assets acquired and liabilities assumed of the Environment and Facilities Management Group (the EFM Group) of ICF Kaiser International, Inc. (the Company) as of December 31, 1998, and the related statement of operating revenue and expenses, for the year then ended. The Statement of Assets Acquired and Liabilities Assumed and the related Statement of Operating Revenue and Expenses (the Statements) are the responsibility of the Company's management. Our responsibility is to express an opinion on the Statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audit provides a reasonable basis for our opinion.

   As discussed in Note 1, pursuant to the terms of the Asset Purchase Agreement dated March 8, 1999, the accompanying Statements have been prepared solely to present the assets acquired and liabilities assumed of the EFM Group as of December 31, 1998, and its operating revenue and expenses for the year then ended, and are not intended to be a complete presentation of the financial statements of the EFM Group.

   In our opinion, the Statement of Assets Acquired and Liabilities Assumed and the Statement of Operating Revenue and Expenses referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the EFM Group as of December 31, 1998, and its operating revenue and expenses for the year then ended pursuant to the Asset Purchase Agreement referred to in Note 1, in conformity with generally accepted accounting principles.

                                          PricewaterhouseCoopers LLP

McLean, Virginia
March 11, 1999

                                                                  Exhibit (a)(2)

                                AUDITORS' REPORT

To the Directors of Roche ltee, Groupe conseil

   We have audited the consolidated balance sheets of ROCHE LTEE, GROUPE CONSEIL as at December 31, 1998, 1997 and 1996 and the consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audits in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

   In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the corporation as at December 31, 1998, 1997 and 1996 and the results of its operations and the changes in its financial position for the years then ended in accordance with generally accepted accounting principles as set out in note 2 to the financial statements.

   On February 22, 1999, we reported separately to the stockholders of Roche ltee, Groupe conseil on the same consolidated financial statements for the 1998 and 1997 periods (March 14, 1997 for 1996), prepared in accordance with generally accepted accounting principles in Canada.

Mallette Maheu
General Partnership
Chartered Accountants

Quebec City, Canada
February 22, 1999